UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

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Invesco Ltd.

(Exact name of registrant as specified in its charter)

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Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No.  1) of Invesco Ltd. (the “Company”) amends and supplements the Current Report on Form 8-K (the “Form 8-K”) that was filed with the Securities and Exchange Commission (the “Commission”) on January 8, 2008, both under Items 4.01 and 9.01.

Item 4.01	Changes in Registrant’s Certifying Accountant

Change in Ernst & Young PCAOB-registered entity responsible for audit

As previously reported in the Form 8-K, on January 17, 2008, the Audit Committee of the Company engaged Ernst & Young LLP, a Delaware limited liability partnership and member of the global Ernst & Young organization operating in the United States (“Ernst & Young LLP (US)”) as its independent registered public accounting firm for the fiscal year ended December 31, 2007. The consolidated financial statements of the Company’s predecessor, Invesco PLC, for the fiscal years ended December 31, 2005 and 2006 were audited by Ernst & Young LLP, a limited liability partnership organized under the laws of England and Wales and member of the global Ernst & Young organization operating in the United Kingdom ("Ernst & Young LLP (UK)”). The independent registered public accounting firm has changed from Ernst & Young LLP (UK) to Ernst & Young LLP (US) as a result of the change in the registrant’s domestic filing status with the move of its primary stock listing from the London Stock Exchange to the New York Stock Exchange and the December 4, 2007 redomicile from the United Kingdom to Bermuda. Ernst & Young LLP (UK) agreed with this change and resigned from its previous role effective January 17, 2008.

Ernst & Young LLP (UK)'s reports on the financial statements for the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the same periods and subsequent interim periods, there were no disagreements between the Company and Ernst & Young LLP (UK) on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP (UK), would have been referred to in their reports on the financial statements of the Company for such periods. The Company has requested Ernst & Young LLP (UK) to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 4, 2008, is filed as Exhibit 16 to this Form 8-K/A (Amendment No. 1).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16	Letter, dated April 4, 2008, from Ernst & Young LLP (UK) to the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and General Counsel

Date: April 4, 2008

Exhibit Index

Exhibit No.	Description
16	Letter, dated April 4, 2008, from Ernst & Young LLP (UK) to the Commission